Astoria Real Assets ETF

Ticker Symbol: PPI

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated June 20, 2025, to the current effective Summary Prospectus

Reduction of the Fund’s Management Fee Rate

Effective July 1, 2025 (the “Effective Date”), AXS Investments LLC (the “Advisor”) has agreed to lower its management fee for the Astoria Real Assets ETF (the “Fund”) from 0.70% to 0.55% of the Fund’s average daily net assets. Accordingly, as of the Effective Date, the “Fees and Expenses of the Fund” and “Example” sections with respect to the Fund beginning on page 1 of the Summary Prospectus are replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]		0.55%
Distribution and service (Rule 12b-1) fees		None
Other expenses[2]		0.01%
Excise tax	0.01%
Acquired fund fees and expenses		0.04%
Total annual fund operating expenses[3]		0.60%

[1]	“Management fees” have been restated to reflect current management fees, effective July 1, 2025.
[2]	“Other expenses” have been restated to reflect estimated amounts for the current fiscal year of the Fund.
[3]	The “Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

As of the Effective Date, all additional references in the Fund’s Prospectus to the annual management fee are revised as indicated above.

Please retain this Supplement with your records.